               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 15, 2004

                     NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         333-67112-03                              36-6039332
  (Commission File Number)            (I.R.S. Employer Identification No.)

     2850 West Golf Road Rolling Meadows, Illinois             60008
     (Address of principal executive offices)               (Zip Code)

     Registrant's telephone number including area code 847-734-4000

                INFORMATION TO BE INCLUDED IN THE REPORT

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Item 5.  Other Events.

          On April 15, 2004, Registrant made available the
          Monthly Servicer Certificates for the Period of March 2004
          for the Navistar Financial 2002-B Owner Trust,
          which  are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                     NAVISTAR FINANCIAL 2002-B OWNER TRUST
            (Exact name of Registrant as specified in its charter)

Date:  April 26, 2004                       By:/s/ Paul E.Martin
                                            ------------------------
                                            Paul E.Martin
                                            Vice President & Controller

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                                 EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #17, dated April 15, 2004

================================================================================

                                     EXHIBIT 20

                      Navistar Financial 2002 - B Owner Trust
                             For the Month of March 2004
                        Distribution Date of April 15, 2004
                            Servicer Certificate  #17

Original Pool Amount                                    $476,822,132.57
Subsequent Receivables (transferred 11/19/02)           $141,557,526.95
Subsequent Receivables (transferred 12/18/02)           $111,641,313.30
Subsequent Receivables (transferred 01/30/03)            $94,264,588.13
Subsequent Receivables (transferred 02/18/03)            $25,713,811.37
Beginning Pool Balance                                  $425,820,865.71
Beginning Pool Factor                                         0.5009661

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)   $19,921,904.15
    Interest Collected                                    $2,791,910.02
    Mandatory Prepayments                                         $0.00
Additional Deposits:

    Repurchase Amounts                                            $0.00

    Liquidation Proceeds / Recoveries                       $594,139.83
Total Additional Deposits                                   $594,139.83

Repos / Chargeoffs                                        $1,113,984.03
Aggregate Number of Notes Charged Off                               204

Total Available Funds                                    $22,537,453.07

Ending Pool Balance                                     $405,555,478.46
Ending Pool Factor                                            0.4771244

Servicing Fee                                               $354,850.72
 Memo:  Servicer will allocate $1,500.00 of Servicing
        Fee as Administration Fee

Repayment of Servicer Advances                              $770,500.93
----------------------------------------------------------------------
Memo Item - Reserve Account
    Prior Month Balance                                  $23,423,108.53
    Trans Base                                                    $0.00
    Trans Low/0%                                                  $0.00
    Invest. Income                                           $18,393.30
    Excess Serv.                                            $770,330.42
    Transfer (to)                                                 $0.00
                                                         --------------
    Collections Acct
    Beginning Balance                                    $24,211,832.25
----------------------------------------------------------------------
Reserve Account:
    Beginning Balance  (see Memo Item)                   $24,211,832.25
    Target Percentage                                              5.50%
    Target Balance                                       $22,305,551.32
    Specified Yield Supplement Amount                             $0.00
    Specified Yield Supplement Amount                         $2,648.48
    Specified Reserve Account Balance                    $22,308,199.80
    Minimum Balance                                      $16,999,987.45
    (Release) / Deposit                                  ($1,903,632.45)
    Ending Balance                                       $22,308,199.80
----------------------------------------------------------------------
Current Weighted Average APR:                                     7.622%
----------------------------------------------------------------------
----------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                 35.25
----------------------------------------------------------------------
Delinquencies                                                   Dollars  Notes
                                                          -------------- ----
    Installments:                           1 - 30 days    2,203,472.47  2,354
                                            31 - 60 days     416,104.50  395
                                            60+  days        403,848.16  115

    Total:                                                 3,023,425.13  2,387

    Balances:                               60+  days      2,490,992.93  115

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                                              Navistar Financial 2002 - B Owner Trust                                                                                      Page 2 of 3
                                                   For the Month of March 2004

                                                                 NOTES
                                 TOTAL     CLASS A - 1     CLASS A - 2    CLASS A - 3a  (CLASS A - 3b     CLASS A - 4  CLASS B NOTES
Original Pool Amount   $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00
Distributions:
   Distribution %  1                              0.00%           0.00%          86.00%         10.00%           0.00%         4.00%
   Coupon                                       1.6200%         1.9200%         1.3400%        2.6400%         3.5200%       5.2700%

Beginning Pool Bal     $425,820,865.71
Ending Pool Bal        $405,555,478.46

Collected Principal     $19,151,403.22
Collected Interest       $2,791,910.02
Charge - Offs            $1,113,984.03
Liquidation Proceeds
   /Recoveries             $594,139.83
Swap Payments to/(from)
     Trust                ($228,198.61)
Servicing & Admin Fee      $354,850.72
Investment Earnings from
    Pre-Funding Acct             $0.00
Negative Carry Amount            $0.00
Cash Transfer from
     Pre-Funding Acct            $0.00
Cash Transfer from Reserve Acct  $0.00
Total Collections Avail
    for Debt            $21,954,403.74

Beginning Balance      $425,820,865.71           $0.00           $0.00 $195,567,611.18 $22,740,419.90 $184,000,000.00 $23,512,834.63

Interest Due 2             $918,686.07           $0.00           $0.00     $225,663.29     $50,028.92     $539,733.33    $103,260.53
Interest Paid              $918,686.07           $0.00           $0.00     $225,663.29     $50,028.92     $539,733.33    $103,260.53
Principal Due           $20,265,387.25           $0.00           $0.00  $17,428,233.04  $2,026,538.73           $0.00    $810,615.49
Mandatory Prepayments
      Class A-1 only             $0.00           $0.00
Principal Paid          $20,265,387.25           $0.00           $0.00  $17,428,233.04  $2,026,538.73           $0.00    $810,615.49

Ending Balance         $405,555,478.46           $0.00           $0.00 $178,139,378.15 $20,713,881.18 $184,000,000.00 $22,702,219.14
Note/Certificate Pool
  Factor (Ending Bal/Orig
       Pool Amt)                                0.0000          0.0000          0.8286         0.8286          1.0000         0.6677

Total Distributions     $21,184,073.32           $0.00           $0.00  $17,653,896.33  $2,076,567.65     $539,733.33    $913,876.02

Interest Shortfall               $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall              $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
   Total Shortfall               $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00

Excess Servicing
 (see Memo Item-
     Reserve Acct)         $770,330.42

   Beginning Reserve
       Acct Bal         $24,211,832.25
   (Release)/Draw       ($1,903,632.45)
   Ending Reserve
       Acct Bal         $22,308,199.80

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3a Interest based on Actual Number of Days.  Interest for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1 Class A-3 Interest based on One Month Libor +25bp.  Class A-2, A-3b, A-4, and
Class B Interest calculated on 30 days.
3 LIBOR was reset on 4/13/04 at 1.10000%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 5/17/04 Distribution
is 1.35000%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
-------------------------------------------------------------------
Memo Item - Advances:
   Servicer Advances - Current Reporting Period    ($770,500.93)
   Total Outstanding Servicer Advances            $4,616,941.61
-------------------------------------------------------------------

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                                               Navistar Financial 2002 - B Owner Trust
                                                     For the Month of March 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                          5                  4                3              2               1              0
                                        Oct-03             Nov-03          Dec-03          Jan-04          Feb-04        Mar-04

Remaining Gross Balance           $626,432,813.65    $580,238,623.30 $553,721,461.49 $520,824,113.89 $500,766,330.51 $477,200,338.26

A) Loss Trigger:
Principal of Contracts Charged Off    $356,355.28        $326,364.64     $264,244.81     $957,081.86     $321,113.31   $1,113,984.03
Recoveries                            $738,274.90        $255,534.61     $461,814.54     $344,910.68     $509,672.24     $594,139.83

Total Charged Off (Months 5,4,3)      $946,964.73
Total Recoveries (Months 3,2,1)     $1,316,397.46
                                 -----------------
Net Loss/(Recoveries) for 3 Mos      ($369,432.73)(a)

Total Balance (Months 5,4,3)    $1,760,392,898.44 (b)

Loss Ratio Annualized [(a/b)*(12)]        -0.2518%

Trigger: Is Ratio > 1.5%                       No

                                                                                           Jan-04          Feb-04        Mar-04
B) Delinquency Trigger:
   Balance delinquency 60+ days                                                        $2,460,203.14  $3,111,921.92 $2,490,992.93
   As % of Remaining Gross Balance                                                           0.47237%       0.62143%      0.52200%
   Three Month Average                                                                       0.62839%       0.64127%      0.53860%

Trigger: Is Average > 2.0%                     No

C) Noteholders Percent Trigger:
   Ending Reserve Account Balance          2.6245%
   not less than 1% of Initial Aggregate
   Receivables Balance

Trigger: Is Minimum & 1.0%                     No

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